SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 17, 2008 (October 16, 2008)
Date of Report (Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction	(Commission file number)	(I.R.S. Employer
of Incorporation)		Identification No.)
201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
EX-99.1

Item 8.01 Other Events.
On October 16, 2008, Red Lion Hotels Corporation (“Red Lion” or the “Company”) issued a press release announcing that it has concluded its previously announced review of strategic alternatives. The press release also stated that Red Lion received preliminary indications of interest in acquiring the Company from multiple parties, but did not receive a definitive proposal from any party, including Columbia Pacific Opportunity Fund, LP, which has withdrawn its previous indication of interest in acquiring the Company. The press release went on to state that Red Lion’s Board of Directors believes that a significant factor in this outcome was the recent downturn in the U.S. and global economies and credit markets.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following item is filed as an exhibit to this report:
99.1	Red Lion Hotels Corporation Press Release dated October 16, 2008.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
Dated: October 17, 2008	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Senior Vice President, General Counsel and Secretary